UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2011
GREATBATCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Wehrle Drive, Clarence, New York	14031

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 759-5600
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2011 Annual Meeting of Stockholders of Greatbatch, Inc. was held on May 17, 2011. At the 2011 Annual Meeting, stockholders approved each of management’s proposals which consisted of (i) the election of nine (9) directors, all of whom were then serving as directors of Greatbatch, Inc., for a term of one (1) year and until their successors are elected and qualified; (ii) the approval of the Greatbatch, Inc. 2011 Stock Incentive Plan; (iii) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Greatbatch, Inc. for fiscal year 2011; (iv) the approval, on an advisory basis, of the compensation of Greatbatch, Inc.’s named executive officers; and (v) the approval, on an advisory basis, of one year as the frequency of the advisory vote on the compensation of Greatbatch, Inc.’s named executive officers.
The following table reflects the tabulation of the votes with respect to each director who was elected at the 2011 Annual Meeting:

		Authority
		For Individual	Broker
	Votes For	Withheld	Non-Votes

Pamela G. Bailey	19,760,062	336,926	1,143,828
Michael Dinkins	19,760,062	336,926	1,143,828
Thomas J. Hook	19,848,095	248,893	1,143,828
Kevin C. Melia	19,750,068	346,920	1,143,828
Dr. Joseph A. Miller, Jr.	6,251,658	13,845,330	1,143,828
Bill R. Sanford	19,774,527	322,461	1,143,828
Peter H. Soderberg	19,756,587	340,401	1,143,828
William B. Summers, Jr.	19,757,697	339,291	1,143,828
Dr. Helena S. Wisniewski	19,856,983	240,005	1,143,828
The following table reflects the tabulation of the votes with respect to the approval of the Greatbatch, Inc. 2011 Stock Incentive Plan:

FOR	15,310,797
AGAINST	4,629,340
ABSTAINED	156,851
Broker NON-VOTE	1,143,828

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Greatbatch, Inc. for fiscal year 2011:

FOR	21,109,018
AGAINST	114,029
ABSTAINED	17,769
The following table reflects the tabulation of the votes with respect to the approval, on an advisory basis, of the compensation of Greatbatch, Inc.’s named executive officers:

FOR	18,781,746
AGAINST	1,000,461
ABSTAINED	314,781
Broker NON-VOTE	1,143,828
The following table reflects the tabulation of the votes with respect to the approval, on an advisory basis, of the frequency of the advisory vote on the compensation of Greatbatch, Inc.’s named executive officers:

1 YEAR	17,944,664
2 YEAR	15,298
3 YEAR	1,898,553
ABSTAINED	238,473
Broker NON-VOTE	1,143,828
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 20, 2011	GREATBATCH, INC.
	By:	/s/ Thomas J. Mazza
Thomas J. Mazza
Senior Vice President & Chief Financial Officer